EXHIBIT 10.110


                                                   Execution Copy




                   PANDA GLOBAL ENERGY COMPANY

       $155,200,000 12 1/2% Senior Secured Notes due 2004

                       PURCHASE AGREEMENT

                                                   April 11, 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

           Each of Panda Global Energy Company, a Cayman Islands exempted company (the "Issuer"), Panda Global Holdings, Inc., a Delaware corporation (the "Company"), and Panda Energy International, Inc., a Texas corporation ("PEI") (but for the Company and PEI only with respect to Sections 4(f), 5, 6 and 9 herein) agrees with you as follows:

           1. The Note Offering and Related Transactions. The Issuer proposes to offer and sell (the "Offering") to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser"), $155,200,000 aggregate principal amount of its 12 1/2% Senior Secured Notes due 2004 (the "Notes"). The Notes are to be issued pursuant to the provisions of an Indenture to be dated as of April 22, 1997 as supplemented by the First Supplemental Indenture thereto, to be dated as of April 22, 1997 (the "Senior Secured Notes Indenture"), between the Issuer and Bankers Trust Company, as Trustee (the "Trustee"). The Senior Secured Notes will be guaranteed (the "Guarantee") by the Company pursuant to a Guarantee issued under an Indenture to be dated as of April 22, 1997 as supplemented by the First Supplemental Indenture thereto, to be dated as of April 22, 1997 (the "Company Indenture" and together with the Senior Secured Notes Indenture, the "Indentures"), between the Company and the Trustee.

           Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum
(as hereinafter defined) unless otherwise indicated.

           The Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), and may be offered and sold outside the United States in reliance on Regulation S under the Securities Act. The Issuer has prepared a preliminary offering memorandum, dated March 31, 1997 and supplemented on April 9, 1997 (the "preliminary Offering Memorandum"), and a final offering memorandum, dated April 11, 1997 (the "Offering Memorandum"), relating to the Company, the Issuer, the Joint Ventures and the Notes.

           Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                "THE  NOTE  (OR  ITS PREDECESSOR)  EVIDENCED
          HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM, REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE NOTE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE NOTE EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE NOTE EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT:
          (A) SUCH NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
          (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS),
          (2) TO THE ISSUER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE NOTE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

           You have advised the Issuer that you will make offers (the "Exempt Resales") of the Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs") and to a limited number of institutional "accredited investors" referred to in Rule 501(a)(1), (2), (3) or (7) under the Act (each, an "Accredited Investor"). The QIBs and the Accredited Investors are sometimes referred to herein as the "Eligible Purchasers." You will offer to such QIBs and Accredited Investors the Notes initially at a price equal to 93.444% of the principal amount thereof. Such prices may be changed by you at any time without notice.

          Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement"), to be dated the Closing Date (as defined herein), in substantially the form of Exhibit A hereto, for so long as such Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuer and the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") relating to the issue of senior secured notes (the "Registered Notes"; the Notes and the Registered Notes are collectively referred to as the "Securities") of the Issuer together with a new guarantee by the Company of such new notes to be offered in exchange for an equal principal amount of the Notes (and the related Guarantee by the Company of the Issuer's obligations under the Notes) (the "Exchange Offer"), and (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement" and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Notes, and to use its best efforts to cause such Registration Statements to be declared effective. This Purchase Agreement (this "Agreement"), the Securities, the Indentures, the Guarantee, the Registration Rights Agreement, the Luannan Financing Agreements, the Luannan Project Documents that have been duly authorized, executed and delivered on or before the date hereof and the Collateral Documents are hereinafter sometimes referred to collectively as the "Operative Documents." As used herein, the terms Notes and Securities shall include the Guarantee thereof whenever the context permits.

           2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Issuer agrees to issue and sell to you and you agree to purchase from the Issuer, $155,200,000 aggregate principal amount of Notes together with the related Guarantee issued by the Company. The purchase price for the Notes shall be $140,674,335, net of discount.

           3. Delivery and Payment. Delivery to the Initial Purchaser of, and payment for, the Notes shall be made at 10:00 a.m., New York City time, on April 22, 1997 (the "Closing Date") at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York, or such other time or place as you and the Issuer shall designate.

           Payment for the Notes shall be made by the Initial Purchaser to the Issuer or its order by wire transfer in U.S. dollars in immediately available funds to an account at a bank in New York City designated in writing by the Issuer prior to the Closing Date. Such payment shall be made against delivery at the place or places and in the principal amounts of Notes specified by the Initial Purchaser to (a) the Trustee, on behalf of The Depository Trust Company ("DTC"), on behalf of The Euroclear System ("Euroclear") and Cedel Bank, societe anonyme ("Cedel Bank"), of a global certificate registered in the name of Cede & Co., as nominee of DTC, in respect of the Notes sold pursuant to Regulation S, (b) the Trustee, on behalf of DTC, of a global certificate registered in the name of Cede & Co., as nominee of DTC, in respect of the Notes sold pursuant to Rule 144A and (c) the Trustee of certificates in permanent certificated form and bearing the restrictive legend specified in the Offering Memorandum in respect of the Notes sold to institutional Accredited Investors.

           4.    Agreements of the Issuer, the Company  and  PEI.
The Issuer, the Company and (as to Section 4(f) only) PEI each agree with the Initial Purchaser as follows:

          (a) Before completion of the distribution of the Notes by you, to advise you promptly and, if requested by you, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and
     (ii) before the completion of the Exchange Offer, to advise you promptly, and if requested by you, confirm such advice in writing, of (A) the happening of any event that makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and (B) the issuance of any quarterly or annual financial statements by the Issuer or the Company (copies of which shall be delivered to you within one business day after issuance). The Issuer and the Company shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, and if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Notes under any state securities or Blue Sky laws, the Issuer and the Company shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

           (b) To furnish you, without charge, as many copies of the preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Issuer and the Company consent to the use of the preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by you in connection with Exempt Resales; provided, however, that the Initial Purchaser shall discontinue using such preliminary Offering Memorandum or Offering Memorandum if advised by the Issuer or the Company that the preliminary Offering Memorandum or Offering Memorandum is to be amended or supplemented until such document is so amended or supplemented.

           (c) Not to amend or supplement the preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless you shall previously have been advised thereof and shall not have objected thereto in writing within five business days after being furnished a copy thereof. The Issuer and the Company shall promptly prepare, upon your request, any amendment or supplement to the preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

            (d) If, after the date hereof and prior to consummation of any Exempt Resales, any event shall occur as a result of which, in the judgment of the Issuer and its counsel or in the reasonable opinion of your counsel, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, promptly to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is so delivered, be misleading, or so the Offering Memorandum will comply with applicable law.

           (e) To cooperate with you and your counsel in connection with the qualification of the Notes under the state securities or Blue Sky laws of such jurisdictions in the United States as you may request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however that neither the Issuer nor the Company shall be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject. The Issuer and the Company will continue such qualification in effect so long as required by law for distribution of the Notes.

           (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, and as except as otherwise may have been agreed in writing, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, processing, distribution and delivery of the preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto,
     (ii) the preparation (including, without limitation, word processing and duplication costs) printing, processing, distribution and delivery of this Agreement and the other Operative Documents, and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Issuer of the Notes and the Company of the Guarantee, (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Issuer's and the Company's counsel and accountants, (viii) the fees and expenses of the Trustees and their counsel under the Indentures, (ix) all expenses and listing fees in connection with the application for designation of the Notes in the National Association of Securities Dealers, Inc. ("NASD") Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL"),
     (x) all fees and expenses (including fees and expenses of counsel) of the Issuer in connection with approval of the Securities by DTC for "book-entry" transfer, (xi) any fees charged by rating agencies for rating the Securities, (xii) all "road show" and other marketing expenses related to the preparation of slides, videotapes and printed marketing materials, and travel, hotel, food and entertainment expenses of affiliates of the Issuer and the Company, (xiii) the performance by each of the Issuer and the Company of its other obligations under this Agreement and the other Operative Documents and (xiv) any fees and expenses of the Issuer in connection with approval of the Notes by DTC, Euroclear and Cedel Bank for "book-entry" transfer.

           (g) To use the proceeds from the sale of the Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

           (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

           (i) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Notes that are within their control.

           (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to you or Eligible Purchasers of the Notes.

           (k) For so long as any of the Securities remain outstanding and during any period in which the Issuer and the Company are not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any QIB or beneficial owner of the Notes in connection with any sale thereof and any prospective purchaser of such Notes from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

           (l) To use its best efforts as provided in the Registration Rights Agreement to cause the Exchange Offer to be made in the appropriate form to permit registration of the Registered Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

           (m) To use their best efforts to effect the inclusion of the Notes in PORTAL.

           (n) During a period of five years following the date of this Agreement, to deliver to you promptly upon their becoming available, copies of all current, regular and periodic reports filed by the Issuer or the Company with the Commission or any securities exchange or with any governmental authority succeeding to any of the Commission's functions and such other publicly available information concerning the Issuer and the Company as the Initial Purchaser shall reasonably request.

           (o) Not to, and to use its reasonable best efforts to cause its affiliates not to, offer, sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any preferred stock or debt security issued or guaranteed by the Issuer or the Company (other than (i) the Notes and (ii) the Registered Notes issuable in the Exchange Offer), or any security convertible into or exchangeable or exercisable for any such preferred stock or debt security, for a period of 90 days after the Closing Date, without your prior written consent.

           (p) Prior to or concurrently with the Closing, to enter into the Registration Rights Agreement in substantially the form attached hereto as Exhibit A in order to permit registration of the Registered Notes to be offered in exchange for the Notes as contemplated thereby.

           (q) To comply with the requirements of DTC, Euroclear and Cedel Bank relating to the approval of the Notes for "book-entry" transfer.

           (r) During the two year period following the Closing Date, neither the Company nor the Issuer will, nor will they permit any of their affiliates (as defined for the purposes of Rule 144 under the Securities Act) to, resell any of the Notes that may be acquired by any of them.

           (s) Not to engage, directly or indirectly through any agent (provided that no agreement is made as to the Initial Purchaser or any person acting on its behalf), in any "directed selling efforts" (as defined in Regulation S) with respect to the Notes, and to comply and cause any person acting on its behalf to comply with the offering restrictions requirement of Regulation S.

           5.   Representations and Warranties.  (a)  Each of the
Issuer, the Company and PEI represents and warrants, jointly and severally, to you that:

            (i) The preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (i) shall not apply to statements in or omissions from the preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information furnished to the Issuer or the Company in writing by you expressly for use therein, which information is specified in the second paragraph of Section 6(c). There are no agreements, contracts, indentures, leases or other documents or instruments of the Issuer, the Joint Ventures or the Company that are required to be described in the Offering Memorandum in order that the statements made therein are not misleading in any material respect or in order that there are no material omissions therefrom. No stop order preventing the use of the preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued. Each of the preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(D)(4) under the Securities Act.

           (ii) When the Notes and Guarantee are issued and delivered pursuant to this Agreement, none of the Notes or the Guarantee will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Issuer or the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

           (iii) Each of the Issuer, the Company and their respective Subsidiaries (other than the Joint Ventures) is a corporation, partnership or exempted company, as the case may be, duly organized or formed, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation with full power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly authorized, registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect (as defined below). The Issuer has not engaged in any business or activity other than in connection with the development, construction, ownership and financing of the Luannan Facility.

            (iv) The entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company. The Company owns, directly or indirectly through other subsidiaries, the percentage listed in Schedule I hereto of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance (except for those arising pursuant to state and federal securities laws and those described in Schedule I or the Offering Memorandum); and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, or any agreements providing for the issuance (contingent or otherwise) of, any such shares of capital stock or other equity interest of such subsidiaries other than those described in Schedule I or the Offering Memorandum. Neither the Company nor any of its subsidiaries has any investments in the securities of other persons and there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such securities of such person.

            (v) All of the outstanding capital stock of the Issuer is owned by the Company, and all of the outstanding capital stock of the Company is owned by PEI. Except as disclosed in the Offering Memorandum, there are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of the Issuer or the Company.

            (vi) Each Joint Venture is a Sino-foreign joint venture duly organized, validly existing and in good standing under the laws and the regulations of the People's Republic of China, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not have a Material Adverse Effect. All joint venture interests in the Joint Ventures have been duly and validly authorized and issued; and the indirect ownership of joint venture interests by the Issuer in each of the Joint Ventures conforms to the descriptions thereof contained in the Offering Memorandum; Pan-Western has good and valid title to the joint venture interests in each of the Joint Ventures as described in the Offering Memorandum, free and clear of all encumbrances or claims, except for restrictions under the Indentures and the Collateral Documents and except as described in the Offering Memorandum. On the Closing Date, the Joint Ventures will not have outstanding any certificates or securities that evidence interests in the Joint Ventures, or any securities convertible into or exchangeable for any joint ventures interests or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any such joint venture interests except for those rights established by the Joint Venture Agreements or restrictions under the Indentures. None of the Joint Ventures own or holds any capital stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity. None of the Joint Ventures has engaged in any business or activity other than in connection with the development, construction, ownership and financing of the Luannan Facility.

          (vii) Each of the Issuer, the Company and PEI has full corporate power and authority to execute and enter into, deliver and perform its obligations under this Agreement, the Securities, the Guarantee, and the Collateral Documents to which it is a party and each of the Joint Ventures has full corporate power and authority to execute and enter into, deliver and perform its obligations under the Operative Documents to which it is a party. This Agreement and the Luannan Project Documents have been duly authorized, executed and delivered by each of the Issuer, the Company and PEI that is a party thereto, and the other Operative Documents have been or will be duly authorized, executed and delivered by or on the Closing Date and, assuming due authorization, execution and delivery by the parties thereto (other than the Issuer, the Company, PEI and the Joint Ventures) each of this Agreement and the other Operative Documents constitutes, or when executed and delivered will constitute, the valid and legally binding obligation of each of the Issuer, the Company, PEI and the Joint Ventures that is a party thereto, enforceable against each such party in accordance with its terms, except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; no qualification of the Indentures under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") is required in connection with the offer and sale of the Notes contemplated thereby or in connection with the Exempt Resales; and the Operative Documents conform in all material respects to the descriptions thereof in the Offering Memorandum.

          (viii) The execution and delivery of the Operative Documents, and the performance by the Issuer, the Company and the Joint Ventures are within such parties' corporate or other powers, have been or will be on or before the Closing Date duly authorized by all necessary corporate and other actions, require no action by or in respect of, or filing with, any governmental body, agency or official (except such as have been obtained or made and are in full force and effect and as otherwise described in the Offering Memorandum); to the best of the Issuer's and the Company's knowledge and belief after reasonable investigation, on or before the Closing Date, each of the Operative Documents will be duly executed and delivered by the parties thereto (other than the Issuer, the Company and PEI) and will constitute a valid and binding agreement of each of such parties, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and subject to the applicability of general principles of equity.

            (ix) All Permits required to be obtained by or on behalf of the Issuer and the Joint Ventures in connection with (i) the due execution, delivery and performance by the Issuer or any of the Joint Ventures of the Operative
     Documents to which it is a party and (ii) the use, ownership, occupancy, operation, or maintenance of the Luannan Facility that are required to be obtained on or prior to the date hereof have been duly obtained, have been validly issued, and are in full force and effect. None of the Company or the Issuer has any reason to believe that any of such Permits that are not required to be obtained on or prior to the date hereof will not be obtained. To the best knowledge of the Issuer and the Company, all permits that are required to be obtained on or prior to the date hereof in the name of any of the County Partners (as such term is defined in the Offering Memorandum) in connection with the matters described in clauses (i) and (ii) of the first sentence of this paragraph, have been duly obtained, have been validly issued and are in full force and effect and final determination has been made thereon.

             (x) Each of the Issuer, the Company and the Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that
     (i)   transactions   are   executed   in   accordance   with
     management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States, the Cayman Islands or the People's Republic of China, as the case may be, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

            (xi) The easements, licenses and other rights granted or to be granted to the Joint Ventures pursuant to the terms of the relevant Operative Documents are not subject to any Liens (other than Permitted Liens) and provide or will provide the Joint Ventures with all rights and property interests required to enable the Joint Ventures to obtain all services, materials or rights (including access) required for the operation and maintenance of the
     Luannan Facility, including the Joint Ventures' full and prompt performance of their obligations, and full and timely satisfaction of all conditions precedent to the performance by others of their obligations under the Operative Documents, other than those services, materials or rights that reasonably can be expected to be obtainable in the ordinary course of business.

           (xii) Each of the Issuer, the Company and their respective subsidiaries has good, marketable and valid title in and to all of the Collateral which it purports to own free and clear of all Liens other than Permitted Liens. With respect to the personal property forming a part of the Collateral, all filings, recordings, registrations and other actions have been made, obtained and taken in all relevant jurisdictions that are necessary to create and perfect the Liens in all right, title, estate and interest of the Issuer, the Company and their respective Subsidiaries, in the Collateral covered thereby, subject to no prior, equal or junior Liens other than Permitted Liens. The Collateral Documents create, in favor of the Trustees for the benefit of the Holders, a legally valid, first priority security interest and upon delivery of the Collateral to the Trustee pursuant to the Collateral Documents, such security interest will be perfected. No financing statement or other document creating, perfecting or recording any Lien on any Collateral (other than Permitted Liens and the Lien of the Collateral Documents) is on file in any jurisdiction.

           (xiii) To the best of the Issuer's knowledge, neither any County Partner nor any Joint Venture Company is in default in the performance of any material term, covenant or obligation under any Luannan Project Document. To the best of the Issuer's knowledge, there is no dispute between any Joint Venture Company and any County Partner with respect to any Luannan Project Document.

            (xiv) Except as disclosed in the Offering Memorandum, subsequent to the date as of which such information is given in the Offering Memorandum, neither the Issuer, the Company nor any of the Joint Ventures has incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case that is material to the Issuer, the Company or any of the Joint Ventures, and there has not been any change in the capital stock or equity, or material increase in the short-term or long-term debt, of the Issuer, the Company or any of the Joint Ventures or any event or circumstance that has had, or reasonably could be expected to have, a Material Adverse Effect.

             (xv) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Notes to the Initial Purchaser by the Issuer or by the Initial Purchaser to Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986. The representation made by the Issuer and the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

           (xvi) Each Luannan Project Document and Luannan Financing Agreement is (or will be when executed and delivered by all parties thereto) in full force and effect and constitutes or will constitute a valid and legally binding obligation of the Joint Ventures enforceable in accordance with its terms and, to the best knowledge of the Issuer and the Company, constitutes a validly and legally binding obligation of each other party that is a party thereto enforceable against each such party, to the extent they are parties thereto, in accordance with the terms thereof, except in each case as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity. After giving effect to the transactions contemplated by this Agreement, the Luannan Project Documents and the Luannan Financing Agreements, none of the Joint Ventures will be in default (and no event has occurred which with lapse of time or notice or action by a third party could reasonably be expected to result in a default) in the performance of or compliance with any term or provisions of any Luannan Project Documents and Luannan Financing Agreements and, to the best knowledge of the Issuer, no force majeure has occurred and is continuing under any Luannan Project Document and Luannan Financing Agreement.

           (xvii) The Issuer and the Company have reviewed the financial projections for the Luannan Facility contained in the Luannan Engineering Report (the "Projections") and believe that the Projections are based on assumptions that, to the extent material for purposes of consideration of the Projections taken as a whole, are accurately disclosed in all material respects in the Offering Memorandum. The Issuer and the Company believe the Projections to be reasonable in light of the assumptions made therein. The Issuer and the Company have reviewed the assumptions contained in the Luannan Coal Consultant's Report prepared by Marston & Marston, Inc., and the Issuer and the Company believe such assumptions to be reasonable.

           (xviii)     The capitalization of the Issuer  and  its
     consolidated subsidiaries as of December 31, 1996 is as set forth in the Offering Memorandum in the section titled
     "Capitalization" under the column titled "Actual."

            (xix) Moody's Investors Service, Inc. has assigned a rating of B2 to the Notes; Standard & Poor's Ratings Service has assigned a rating of B- to the Notes and Duff & Phelps Credit Rating Co. has assigned a rating of B to the Notes. No downgrade of such ratings has occurred as of the date hereof, and to the best knowledge of the Issuer and the Company none is contemplated.

             (xx) The Luannan Power Purchase Agreement provides that NCPGC shall purchase and take all net electrical output delivered by (i) the Luannan Facility during Peak Hours; (ii) the first unit of the Plants, up to a maximum of 260,000 kWh during Non-Peak Hours; (iii) the first unit of the Plants, up to a maximum of 240,000 kWh during Trough Hours; (iv) the second unit of the Plants, up to a maximum of 520,000 kWh during Non-Peak Hours and (v) the second unit of the Plants, up to a maximum of 480,000 kWh during Trough Hours.

           (xxi)        Except  as  set  forth  in  the  Offering
     Memorandum,  the pricing formula set forth  in  the  Pricing
     Document does not require PRC central government approval.

           (xxii) The Notes have been duly and validly authorized for issuance and sale to you by the Issuer pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Senior Secured Notes Indenture and delivered against payment therefor  in accordance with the terms hereof, will  be  the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to Section 7(g) hereof) and entitled to the benefits of the Senior Secured Notes Indenture. The Notes when issued, authenticated and delivered, will conform to the descriptions thereof in the Offering Memorandum.

           (xxiii) The Guarantee has been duly and validly authorized and, when duly executed and delivered by the Company and endorsed upon a duly issued and authenticated
     Note  in  accordance with the terms of the Company Indenture will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to Section 7(g) hereof) and entitled to the benefits of the Company Indenture. The Guarantee, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

           (xxiv) The Company Indenture will have been duly and validly authorized by the Company on or before the Closing Date and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the Trustee), will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to Section 7(g) hereof). The Senior Secured Notes Indenture has been duly and validly authorized by the Issuer and, when duly executed and delivered by the Issuer (assuming the due execution and delivery thereof by the Trustee), will be the legally valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to Section 7(g) hereof). The Indentures, when executed and delivered, will conform to the descriptions thereof in the Offering Memorandum and will conform to the requirements of the Trust Indenture Act.

          (xxv) The Registration Rights Agreement will have been duly and validly authorized by the Issuer and the
     Company on or before the Closing Date and, when duly executed and delivered by the Issuer and the Company (assuming the due execution and delivery thereof by you), will be the legally valid and binding obligation of the Issuer and the Company, enforceable against the Issuer and the Company in accordance with its terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to Section 7(g) hereof). The Registration Rights Agreement, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

           (xxvi) The Registered Notes have been duly and validly authorized for issuance by the Issuer, and if and when issued and authenticated in accordance with the terms of the Issuer Indentures and the Registration Rights Agreement, will be the legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms (except as such enforceability may be limited by any exceptions to enforceability of the type set forth in the legal opinions delivered to you pursuant to
     Section 7(g) hereof) and entitled to the benefits of the Issuer Indentures. The Registered Notes, if and when issued, authenticated and delivered, will conform to the descriptions thereof in the Offering Memorandum.

           (xxvii) None of the Issuer, the Company or the Joint Ventures or any of their subsidiaries is (A) in violation of its respective charter or bylaws or other organizational documents, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Issuer, the Company or the Joint Ventures, any of their subsidiaries or their assets or properties that in the case of clauses (A), (B) and (C) above, (x) would reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the assets, properties, business, results of operations, condition (financial or otherwise) or business prospects of the Issuer or the Company or the Joint Ventures and their subsidiaries, taken as a whole, (y) would materially interfere with or adversely affect the issuance of the Notes and the Guarantee or (z) in any manner draw into question the validity of this Agreement or any other Operative Document (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). To the best knowledge of the Issuer and the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument which would reasonably be expected to have a Material Adverse Effect.

           (xxviii) The execution, delivery and performance by each of the Issuer, the Company, PEI and the Joint Ventures of this Agreement and the other Operative Documents to which it is a party, the issuance and sale of the Securities by the Issuer, the execution, delivery and performance of the Guarantee by the Company, and the consummation of the transactions contemplated hereby and thereby, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance (except Liens contemplated by the Collateral Documents) on any properties of the Issuer, the Company, PEI or any of their subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Issuer, the Company, PEI or any of their subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer, the Company, PEI or any of their subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to the Issuer, the Company, PEI, any of their subsidiaries or any of their assets or properties, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Issuer, the Company, PEI, any of their subsidiaries or their assets or properties, except insofar as any of (ii), (iii) or (iv) above would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents, the issuance and sale of the Securities, the execution, delivery and performance of the Guarantee, and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Securities Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD, except insofar as the failure to obtain such consent, appraisal, authorization or order of, or filing, registration, qualification, license or permit would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

           (xxix) No consents or waivers from any other person are required for the execution, delivery and performance of this Agreement and, except as disclosed in the Offering Memorandum, the other Operative Documents or for the issuance and sale of the Securities, the execution, delivery and performance of the Guarantee and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement, will be obtained), except where the failure to have obtained any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

            (xxx) Except as disclosed in the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Issuer or the Company, threatened or contemplated to which the Issuer, the Company or the Joint Ventures or any of their subsidiaries or any benefit plan maintained thereby is or may be a party or to which the business or property of the Issuer, the Company or the Joint Ventures or any of their subsidiaries is or may be subject,
     (ii) no statute, rule, regulation or order that, to the best knowledge of the Issuer and the Company, has been enacted, adopted or issued by any governmental agency or that, to the best knowledge of the Issuer and the Company, has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer, the Company, the Joint Ventures or any of their subsidiaries is or may be subject or to which the business, assets or property of the Issuer, the Company, the Joint Ventures or their subsidiaries are or may be subject issued that would, in the case of clauses (i), (ii) and
     (iii) above, reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

           (xxxi) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof; and no action, suit or proceeding is pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Securities or in any manner draw into question the validity of any Operative Document; and every request of any securities authority or agency of any jurisdiction for additional information of which the Company or the Issuer has been notified, has been complied with in all material respects.

           (xxxii) There is (i) no significant unfair labor practice complaint pending against the Company, the Issuer, the Joint Ventures or any of their subsidiaries nor, to the best knowledge of the Company and the Issuer, threatened against any of them, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, the Issuer, the Joint Ventures or any of their subsidiaries or, to the best knowledge of the Company and the Issuer, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company, the Issuer, the Joint Ventures or any of their subsidiaries nor, to the best knowledge of the Company and the Issuer, threatened against the Company, the Issuer, the Joint Ventures or any of their subsidiaries and (iii) to the best knowledge of the Company and the Issuer, no union representation question exists with respect to the employees of the Company, the Issuer, the Joint Ventures and their subsidiaries and, to the best knowledge of the Company and the Issuer, no union organizing activities are taking place, except insofar as any of the foregoing would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. None of the Company, the Issuer, the Joint Ventures or any of their subsidiaries has violated any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, nor any applicable wage or hour laws, nor any provision of ERISA, or the rules and regulations thereunder, or analogous foreign laws and regulations, which would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

           (xxxiii) Each of the Company, the Issuer, the Joint Ventures and their subsidiaries is in compliance with all applicable existing federal, state, local and foreign laws and regulations relating to the protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below) (collectively, "Environmental Laws"), except for such instances of noncompliance that, either singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended, (iii) any petroleum or petroleum product (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. There is no alleged liability of which the Company, the Issuer, the Joint Ventures or any of their subsidiaries has received notice, or, to the best knowledge and information of the Company and the Issuer, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company, the Issuer or any of their subsidiaries arising out of, based on, or resulting from (A) the presence or release into the environment of any Hazardous Material at any location currently or previously owned by the Company, the Issuer or any of their subsidiaries or at any location currently or previously used or leased by the Company, the Issuer or any of their subsidiaries or (B) any violation or alleged violation of any Environmental Law, except in each case with respect to clauses (A) and (B), alleged or potential liabilities that, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

           (xxxiv) Each of the Company, the Issuer and the Joint Ventures and their subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or for liens for taxes not yet due and payable or as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect,
     (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, except where the failure to have such possession would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state, local and foreign authorities, all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Company, the Issuer, the Joint Ventures and their subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except insofar as the failure to have any of the foregoing would not reasonably be expected either individually or in the aggregate, to have a Material Adverse Effect. All leases to which the Company, the Issuer, the Joint Ventures or any of their subsidiaries is a party are valid and binding and to the knowledge of the Company and the Issuer no material defaults by the landlord are existing under any such lease.

           (xxxv) Each of the Company, the Issuer and the Joint Ventures and their subsidiaries owns or possesses or has the right to use all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by them as described in the Offering Memorandum, except insofar as failure to have any of the foregoing would not reasonably be expected to have a Material Adverse Effect, and none of the Company, the Issuer, the Joint Ventures or any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which would have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Issuer and its subsidiaries does not infringe on the rights of any person, except infringements which would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

          (xxxvi) All tax returns required to be filed by the Company, the Issuer and the Joint Ventures or any of their subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. None of the Company, the Issuer, the Joint Ventures or any of their subsidiaries knows of any material proposed additional tax assessments against it or any of its subsidiaries or the assets or property of the Issuer or any of its subsidiaries.

           (xxxvii) None of the Company, the Issuer, the Joint Ventures or any of their subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or analogous Cayman Islands or People's Republic of China laws and regulations, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Public Utility Holding Company Act"), or analogous Cayman Islands or People's Republic of China laws and regulations.

           (xxxviii) There are no holders of securities of the Company, the Issuer, the Joint Ventures or any of their subsidiaries who, by reason of the execution by the Issuer and the Company of this Agreement or any other Operative Document to which either is a party or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Issuer or the Company register under the Securities Act or analogous foreign laws and regulations securities held by them.

           (xxxix) Each certificate signed by any officer of the Issuer or the Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Issuer or the Company, as the case may be, to the Initial Purchaser as to the matters covered thereby.

            (xl)        The  Company, the Issuer  and  the  Joint
     Ventures and each of their subsidiaries maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are believed by them to be adequate in accordance with customary industry practice to protect the Company, the Issuer, the Joint Ventures and their subsidiaries and their businesses. None of the Company, the Issuer, the Joint Ventures nor any of their subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (xli)       Neither the Issuer, the Company nor PEI has
     (i) taken (or will take), directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuer, the Company or any of their subsidiaries to facilitate the sale or resale of the Securities or (ii) since the date of the preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Issuer, the Company or any of their subsidiaries.

          (xlii) No registration under the Securities Act of the Notes is required for the sale of the Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Notes in the Exempt Resales are either QIBs or Accredited Investors and (ii) the accuracy of the Initial Purchaser's representations in Section 5(b) hereof. No form of general solicitation or general advertising was used by the Company, the Issuer or any of their representatives in connection with the offer and sale of any of the Notes or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class or series as the Notes have been issued and sold by the Issuer or the Company within the six-month period immediately prior to the date hereof. Neither the Issuer nor the Company has entered into any contractual arrangement with respect to the distribution of the Notes except for this Agreement.

           (xliii) The Issuer and the Company, directly or through any agent, have not engaged or will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Notes and the Issuer and the Company, and any person acting on their behalf, have complied and will comply with the offering restrictions requirement of Regulation S; provided, however, that the Issuer and the Company make no representation or warranty as to any actions taken by the Initial Purchaser or any person acting on its behalf in respect of the transactions contemplated by this Agreement.

          (xliv) Each of the preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains or will contain all the information specified in, and meets or will meet the requirements of, Rule 144A(d)(4) under the Securities Act.

           (xlv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, none of the Company, the Issuer, the Joint Ventures and their subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business, nor has there been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the assets, properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change") and there have not been dividends or distributions of any kind declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock.

           (xlvi) None of the Issuer, the Company or any agent thereof acting on behalf of the Issuer or the Company has taken, and none of them will take, any action that would reasonably be expected to cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R.
     Part 224) of the Board of Governors of the Federal Reserve System or analogous Cayman Islands or People's Republic of China laws and regulations.

          (xlvii) The accountants who have certified or shall certify the financial statements and supporting schedules included or to be included as part of the Offering Memorandum are independent accountants under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings. The consolidated historical statements fairly present the consolidated financial condition and results of operations of the Company, the Issuer and their consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods, except as stated therein. The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by this Agreement and the other Operative Documents. Other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, the Issuer, and their subsidiaries.

           (xlviii) Neither the Company, the Issuer nor the Joint Ventures intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The Company and the Issuer believe that the present fair saleable value of the assets of each of the Company, the Issuer and the Joint Ventures will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such person as they become absolute and matured. The assets of each of the Company, the Issuer and the Joint Ventures will not constitute unreasonably small capital to carry out their respective businesses as now conducted, including the capital needs of each of the Company, the Issuer and the Joint Ventures, taking into account their respective projected capital requirements and capital availability. Each of the Company, the Issuer and the Joint Ventures currently believes that it is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to a person on a particular date, that on such date (A) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (B) the present fair saleable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (C) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (D) such person does not have an unreasonably small capital.

           (xlix) Except for this Agreement, there are no contracts, agreements or understandings between the Issuer or the Company or any of their subsidiaries and any person that would give rise to a valid claim against the Issuer or the Company, its subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

              (l) Prior to the Exchange Offer or the effectiveness of the Shelf Registration Statement, none of the Indentures are required to be qualified under the Trust
     Indenture Act.

          The Company and the Issuer acknowledge that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 7 hereof, counsel to the Company and the Issuer and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

           (b) The Initial Purchaser represents and warrants to the Issuer and the Company and agrees that:

             (i) The Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes and acknowledges that none of the Notes or the Guarantee has been registered under the Securities Act and that such securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) except pursuant to an exemption from the registration requirements of the Securities Act.

            (ii) The Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only (1) inside the United States to QIBs in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A, (2) inside the United States to Accredited Investors that execute and deliver a letter containing representations and agreements in the form attached as Annex A to the Offering Memorandum in a private placement exempt from the registration requirements of the Securities Act and (3) outside the United States in compliance with Regulation S.

           (iii) No form of general solicitation or general advertising has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (iv) The Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only (A) inside the United States to QIBs and a limited number of institutional Accredited Investors and (B) outside the United States in compliance with Regulation S. The Initial Purchaser further agrees (C) that it will offer to sell the Notes only to, and will solicit offers to buy the Notes only from (l) QIBs who in purchasing such Notes will be deemed to have represented and agreed that they are purchasing the Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (2)
     institutional Accredited Investors who make the representations contained in, and execute and return to the Initial Purchaser, a certificate in the form of Appendix H attached to the Offering Memorandum and (D) that, in the case of such QIBs and Accredited Investors, acknowledges and agrees that such Notes will not have been registered under the Securities Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144, (III) to a foreign person in a transaction meeting the requirements of Rule 904 under the Securities Act or (IV) in accordance with another exemption from the registration requirements of the Securities Act
     (and based upon an opinion of counsel if the Issuer so requests), (y) to the Issuer, or (z) pursuant to an effective registration statement under the Securities Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (B) above.

             (v) The Initial Purchaser will have provided each Eligible Purchaser with a copy of the Offering Memorandum prior to or concurrent with settlement of each initial resale pursuant to Rule 144A, either with the confirmation of such initial resale or otherwise.

             (vi) The Initial Purchaser (A) has not solicited, and will not solicit, offers to purchase any of the Notes from, (B) it has not sold, and will not sell, any of the Notes to, and (C) it has not distributed and will not distribute, the Offering Memorandum to, any person or entity in any jurisdiction outside of the United States except, in each case, in compliance in all material respects with all applicable laws.

          (vii) The Initial Purchaser also understands that the Issuer and the Company and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Issuer and the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

            (viii) The Initial Purchaser, and each of its affiliates and any person acting on its behalf, has not engaged and will not engage in any "directed selling efforts" (as defined in Regulation S) with respect to the Notes, and it and they have complied and will comply with any applicable offering restrictions requirement of Regulation S with respect to the Notes.

          6.   Indemnification.

            (a)    The  Issuer,  the  Company  and  Panda  Energy
International,  Inc.  ("PEI"), jointly and  severally,  agree  to indemnify and hold harmless the Initial Purchaser and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Initial Purchaser (any of such persons hereinafter referred to as a "controlling person"), and the officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person (each such entity or person an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, assessments, judgments, actions and other liabilities (collectively, "Liabilities"), and will reimburse each Indemnified Person for all fees and expenses (including without limitation, the reasonable fees and expenses of counsel to any Indemnified Person) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, whether or not in connection with pending or threatened litigation and whether or not any Indemnified Person is a party (collectively, "Securities Actions"), directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Liabilities or Expenses are caused by an untrue statement or omission or alleged untrue statement or omission (i) that is made in reliance upon and in conformity with information furnished in writing to the Issuer and the Company by the Initial Purchaser expressly for use therein, which information is specified in the second paragraph of Section 6(c) or (ii) that is made in any preliminary Offering Memorandum if a copy of the
Offering  Memorandum  (as then amended or supplemented)  was  not sent or given by or on behalf of the Initial Purchaser to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Notes and the Offering Memorandum (as then amended or supplemented) would have corrected each untrue statement or omission. The Issuer, the Company and PEI will also reimburse each Indemnified Person for all Expenses as incurred in connection with enforcing such Indemnified Person's rights under this Agreement; provided, that if the Issuer, the Company or PEI reimburses the Initial Purchaser hereunder for any Expenses, the Initial Purchaser hereby agrees to refund such reimbursement of Expenses to the extent that the Initial Purchaser is not entitled to be indemnified hereunder. The Issuer and the Company shall notify the Initial Purchaser promptly of the institution, threat or assertion of any Securities Action in connection with the matters addressed by this Agreement which involves the Issuer, the Company or an Indemnified Person.

          (b) Upon receipt by an Indemnified Person of notice of a Securities Action against such Indemnified Person with respect to which indemnity may be sought under Section 6(a), such Indemnified Person shall promptly notify the Issuer, the Company and PEI in writing, provided that the failure to so notify the Issuer, the Company and PEI shall not relieve the Issuer, the Company or PEI from any liability which the Issuer, the Company or PEI may have on account of this indemnity or otherwise, except to the extent the Issuer, the Company and PEI shall have been materially prejudiced by such failure. The Issuer, the Company and PEI shall, if requested by such Indemnified Person, assume the defense of any such Securities Action including the employment of counsel reasonably satisfactory to such Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Issuer, the Company and PEI have failed promptly to assume the defense and employ counsel reasonably satisfactory to such indemnified party, (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (iii) the named parties to any such Securities Action (including any impleaded parties) include such Indemnified Person and the Issuer, the Company or PEI, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Issuer, the Company, or PEI, provided that the Issuer, the Company and PEI shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Securities Action in the same jurisdiction, in addition to any local counsel. None of the Issuer, the
Company or PEI shall be liable for any settlement of any Securities Action effected without written consent of the Issuer, the Company and PEI (which shall not be unreasonably withheld) and the Issuer, the Company or PEI agree to indemnify and hold harmless any Indemnified Person from and against any Liability or Expense by reason of any settlement of any Securities Action effected with the written consent of the Issuer. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested the Issuer, the Company or PEI to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, each of the Issuer, the Company and PEI agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty
(60) business days after receipt by the Issuer, the Company and PEI of the aforesaid request and (ii) the Issuer, the Company and PEI shall not have reimbursed the Indemnified Person in
accordance  with  such  request  prior  to  the  date   of   such
settlement. In addition, the Issuer, the Company and PEI will not, without the prior written consent of each Indemnified Person, settle any pending or threatened Securities Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement includes an unconditional release of each Indemnified Person from all Liabilities on claims that are the subject matter of such proceedings.

          (c) The Initial Purchaser agrees to indemnify and hold harmless each of the Issuer, the Company and PEI, and its directors, officers and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuer, the Company and PEI, and the officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuer and the Company to each of the Indemnified Persons, but only with respect to Liabilities and Expenses incurred in investigating, preparing, pursuing or defending Securities Actions directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or omission or alleged untrue statement or omission of a material fact contained in the preliminary Offering Memorandum or the Offering Memorandum that was made in reliance upon and in conformity with information relating to the Initial Purchaser furnished in writing by or on behalf of the Initial Purchaser to the Issuer, the Company and PEI expressly for use in the preliminary Offering Memorandum, the Offering Memorandum or any amendment or supplement thereto, which information is specified in the second paragraph of this Section 6(c). In case any Securities Action shall be brought against the Issuer, the Company or their directors or officers or any such controlling person in respect of which indemnity may be sought against the Initial Purchaser, the Initial Purchaser shall have the rights and duties given the Issuer, the Company and PEI, and the Issuer, the Company and PEI or their directors or officers or such controlling person shall have the rights and duties given to the Initial Purchaser by the preceding paragraph. In no event shall the liability of the Initial Purchaser hereunder be greater, in the aggregate, than the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Notes exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of a claim or action based on such information.

           The statements in the preliminary Offering Memorandum and the Offering Memorandum set forth in the last paragraph on the cover page, the third paragraph on page (i), the third paragraph (other than the final sentence thereof) and the third, fourth, fifth and sixth sentences of the fourth paragraph under "Plan of Distribution" constitute the only information heretofore furnished to the Issuer, the Company and PEI in writing by the Initial Purchaser expressly for use in the preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto.

           (d)   If  the  indemnification provided  for  in  this
Section 6 is unavailable to an indemnified party under Section 6(a), (b) and (c) hereof (other than by reason of exceptions provided in those Sections) in respect of any Liabilities or
Expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities and Expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, the Company and PEI on the one hand and the Initial Purchaser on the other hand, shall be in the same proportion as the total proceeds from the sale of the Notes (net of discounts and commissions but before deducting expenses) received by the Issuer, the Company and PEI on the one hand and the total discounts and commissions received by the Initial Purchaser on the other hand, bear to the total price of the Notes, in each case, as set forth in the table on the covering page of the Offering Memorandum. The relative fault of the indemnifying party on the one hand and of the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           The Issuer, the Company, PEI and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Liabilities or Expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any Securities Action. Notwithstanding the provisions of this
Section 6, the Initial Purchaser (and its related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser with respect to the Notes, exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           7.    Conditions  of Initial Purchaser's  Obligations.
The obligations of the Initial Purchaser under this Agreement are subject to the satisfaction of each of the following conditions:

           (a) All of the representations and warranties of the Issuer, the Company and PEI contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Issuer, the Company and PEI shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

           (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser not later than 10:00 a.m., New York City time, on the date of this Agreement or at such later date and time as to which you may agree.

           (c) No stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

           (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Notes; no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Issuer or the Company, threatened against, the Issuer, the Company or any of their respective subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would have a Material Adverse Effect; and no stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act shall have been issued.

           (e) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock, or material increase in the short-term debt or the long-term debt, of the Company, the Issuer or any of their subsidiaries from that set forth in the Offering Memorandum,
     (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company, the Issuer or any of their subsidiaries on any class of its capital stock, and
     (iii) none of the Company, the Issuer nor any of their subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, the Issuer and their subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change.

           (f) You shall have received certificates, dated the Closing Date, signed by (i) the Chief Executive Officer or any Vice President and (ii) a principal financial or accounting officer of the Issuer, as of the Closing Date, confirming the matters set forth in paragraphs (a), (b),
     (c), (d) and (e) of this Section 7.

           (g)   The Notes (other than then Notes being  sold  to
     Institutional Accredited Investors) shall have been approved
     or   designated  for  "book-entry"  settlement  through  the
     facilities of DTC, Euroclear and Cedel Bank.

           (h) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of Chadbourne & Parke LLP, counsel for the
     Issuer and the Company, to the effect that:

                    (1) Each of the Company and its subsidiaries (other than those entities organized in the Cayman Islands, the People's Republic of China or the State of Texas) has been duly organized and is validly existing in good standing under the laws of its respective jurisdiction of organization. Each of the Company and its subsidiaries (other than those entities organized in the Cayman Islands, the People's Republic of China or the State of Texas) has the requisite corporate or company power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and each of the Company is duly qualified as a foreign entity and in good standing in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification except where the failure to so qualify would not have a Material Adverse Effect.

                     (2)   (i)  All of the issued and outstanding
          shares of capital stock of each of the Company and its subsidiaries (other than those entities organized in the Cayman Islands, the People's Republic of China or the State of Texas) have been duly and validly authorized and issued is fully paid and nonassessable and was not issued in violation of or subject to preemptive or similar rights; (ii) the capital stock of each of the Issuer, the Company and their respective subsidiaries is owned of record as described in the Offering Memorandum; and (iii) the Issuer and the Company have the authorized and outstanding capitalization as set forth in the Offering Memorandum.

                     (3)  The Company has the requisite corporate
          power and authority to execute, deliver and perform its obligations under this Agreement, the Indentures, the Registration Rights Agreement and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, with respect to the Issuer, the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Guarantee and, if and when it is issued, the Registered Guarantee.

                     (4)  Each of this Agreement, the Notes,  the
          Issuer Indentures and the other Operative Documents to which it is a party has been duly and validly executed and delivered by the Issuer. Each of this Agreement, the Guarantee, the Company Indentures and the other Operative Documents to which it is a party has been duly and validly authorized, executed and delivered by the Company. The Registered Guarantee has been duly and validly authorized for issuance by the Company.

                      (5)   When  issued  and  authenticated   in
          accordance with the terms of the Issuer Indentures and delivered against payment therefor in accordance with the terms of this Agreement, the Notes will constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Issuer Indentures.

                     (6)   When  endorsed upon  duly  issued  and
          authenticated Notes in accordance with the terms of the Indentures and delivered against payment therefor in accordance with the terms of this Agreement, the Guarantee will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indentures.

                      (7)   When  issued  and  authenticated   in
          accordance with the terms of the Issuer Indentures, the Registration Rights Agreement and the Exchange Offer, the Registered Notes will constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and entitled to the benefits of the Issuer Indentures.

                     (8)   The  Company Indentures, assuming  due
          authorization,  execution and delivery thereof  by  the
          trustee named therein, constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms. Each of the Indentures conforms to the requirements of the Trust Indenture Act.

                     (9)   The  Issuer Indentures,  assuming  due
          authorization, execution and delivery thereof by the trustee named therein, constitute legally valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.

                     (10)  The Registration Rights Agreement  has
          been duly and validly executed and delivered by the Issuer and the Company and constitutes a valid and legally binding agreement of each of the Issuer and the Company, enforceable against each of the Issuer and the Company in accordance with its terms.

                     (11)   The  Securities, the  Guarantee,  the
          Registered Guarantee, the Indentures, the Registration Rights Agreement, and the other Operative Documents conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

                     (12)   When the Notes and the Guarantee  are
          issued and delivered pursuant to this Agreement, the Notes and the Guarantee will not be of the same class (within the meaning of Rule 144A under the Securities
          Act) as securities of the Issuer or the Company that are listed on any national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                     (13)   No  registration under the Securities
          Act of the Notes or the Guarantee is required for the sale of the Notes to you as contemplated hereby or for the Exempt Resales, and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, none of the Indentures are required to be qualified under the Trust Indenture Act, assuming (i) that Eligible Purchasers acquire the Notes in the Exempt Resales; (ii) the accuracy of the Initial Purchaser's representations regarding the absence of general solicitation in connection with the Exempt Resales contained herein and (iii) the accuracy of the representations made by each Accredited Investor who purchases Notes pursuant to an Exempt Resale as set forth in the letter of representation executed by such Accredited Investor in the form of Appendix H to the Offering Memorandum.

                      (14)   Each  of  the  preliminary  Offering
          Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and the notes thereto and schedules and other financial and accounting data included therein, as to which no opinion need be expressed), complied in all material respects with the information requirements of Rule 144A(d)(4) of the Securities Act.

                     (15)  None of the Issuer or the Company,  or
          any of their subsidiaries, is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act.

                    (16)  The execution, delivery and performance
          by each of the Issuer and the Company of this Agreement and the other Operative Documents to which it is a party, the execution, delivery and performance of the Guarantee and the Registered Guarantee, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or require consent under, or result in the imposition of a Lien on any properties of the Issuer or the Company or any of their subsidiaries (except for Liens contemplated by the Collateral Documents), or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of the Company or any of its subsidiaries (other than the Joint Ventures, the Issuer and the other subsidiaries of the Company which are incorporated in the Cayman Islands), (ii) any material bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument identified as such to such counsel to which the Issuer, the Company or any of their subsidiaries is a party or by which any of them or their property is bound, (iii) any statute, rule or regulation applicable to the Issuer, the Company or any of their subsidiaries or any of their assets or properties or (iv) any judgment, order or decree known to such counsel of any court or governmental agency or authority having jurisdiction over the Issuer, the Company or any of their subsidiaries or any of their assets or properties. No consent, approval, authoriza tion or order of, or filing, registration, qualification, license or permit of or with, any U.S. federal or New York court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents, the execution, delivery and performance of the Guarantee, the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby, except such as may be required under state securities or Blue Sky laws and regulations (as to which such counsel may express no opinion), the Securities Act and the Trust Indenture Act or such as may be required by the NASD.

                     (17)  To the best knowledge of such counsel,
          no injunction, restraining order or order of any nature by a United States federal, New York or Delaware state court of competent jurisdiction has been issued that prevents or suspends the use of the Offering Memorandum.

                     (18)  To the best knowledge of such counsel,
          there are no holders of securities of the Issuer or the Company who, by reason of the execution by the Issuer and the Company of this Agreement or any other Operative Document to which it is a party, or the consummation of the transactions contemplated hereby and thereby, have the right to request or demand that the Issuer or the Company register under the Securities Act securities held by them.

                     (19)   Each  of the Issuer, the Company  and
          their subsidiaries has (i) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all U.S. federal, New York state and local authorities, all U.S. federal self-regulatory authorities and all U.S. federal and New York State courts and other tribunals (each a "Permit") necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Permit would not have a Material Adverse Effect.

                     (20)   The  statements made in the  Offering
          Memorandum under the captions "Notice to Investors" and "Certain Federal Income Tax Considerations", insofar as such statements purport to constitute statements of law or legal conclusions, are accurate in all material respects.

           In addition, counsel for the Issuer and the Company shall state that such counsel has participated in conferences with officers and other representatives of the Issuer and the Company, representatives of the independent certified public accountants for the Issuer and the Company, PRC Counsel to the
Issuer  and  the  Company, representatives  and  counsel  to  the
Initial Purchaser in connection with the preparation of the Offering Memorandum and any amendment thereof or supplement thereto  and  has considered the matters required  to  be  stated
therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and any amendment thereof or supplement thereto (except as indicated above); and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (as amended or supplemented, if applicable), as of the date thereof or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood such counsel need express no belief or opinion with respect to the financial statements, notes and schedules thereto and other financial data included therein, the reports of independent engineers and consultants or other financial and engineering data included therein).

           In rendering such opinion, counsel for the Issuer and the Company shall opine as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States. Counsel for the Issuer and the Company will be permitted to except from its opinions with respect to enforceability: (A) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (B) the effect of general equitable principles, whether such enforceability is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and (C) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable.

           (i) You shall have received on the Closing Date an opinion (satisfactory to you and your counsel), dated the Closing Date, of the Vice President and General Counsel of the Issuer and the Company, in his capacity as such officer, to the effect that:

                     (1)  (i)   all issued and outstanding shares
          of capital stock of each of the Issuer, the Company and their respective subsidiaries are owned free and clear of any Lien other than the Liens created pursuant to the Collateral Documents and Liens created pursuant to the Luannan Financing Agreements and were not issued in violation of any preemptive or similar rights; (ii) except as described in the Offering Memorandum, each of the Issuer, the Company and their respective subsidiaries has no other direct or indirect subsidiaries; (v) there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any of the Issuer, the Company, or any subsidiary, except as set forth in the Offering Memorandum;

                     (2)   Neither PEC nor, to the best knowledge
          of such counsel, the Issuer, the Company, the Joint Ventures or any of their subsidiaries is (A) in violation of its respective charter or bylaws or other organizational documents, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or
          (C) is in violation of any law, statute, rule, regulation, judgment or court decree applicable to the Issuer, the Company, the Joint Ventures, any of their subsidiaries or their assets or properties that in the case of clauses (A), (B) and (C) above, (x) would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

                     (3)   PEI has the requisite corporate  power
          and authority to execute, deliver and perform its obligations under this Agreement and the Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby.

                     (4)   No consents or waivers from any  other
          person are required for the execution, delivery and performance of this Agreement and the other Operative Documents, the issuance and sale of the Notes, the execution, delivery and performance of the Guarantee and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreement, will be obtained), except where the failure to have obtained any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

                      (5)   There  is  (i)  no  action,  suit  or
          proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of such counsel, threatened or contemplated to which the Issuer, the Company or any of their subsidiaries is or may be a party or to which the business or property of the Issuer, the Company or any of their subsidiaries is or may be subject, (ii) to the best of such counsel's knowledge no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Issuer, the Company or any of their subsidiaries is or may be subject or to which the business, assets or property of the Issuer, the Company or their subsidiaries are or may be subject issued that would, in the case of clauses (i), (ii) and (iii) above, reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

                     (6)   Each  of the Company, the Issuer,  the
          Joint Ventures and their subsidiaries has (i) to the best of such counsel's knowledge, good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or for liens for taxes not yet due and payable or as would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect,
          (ii) to the best of such counsel's knowledge, peaceful and undisturbed possession under all leases to which it is party as lessee, except where the failure to have such possession would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals (other than authorities, courts and tribunals in the People's Republic of China) (each an "Authorization") necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum, except where failure to hold such Authorizations would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (iv) such counsel has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Company, the Issuer, the Joint Ventures and their subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except insofar as the failure to have any of the foregoing would not reasonably be expected either individually or in the aggregate, to have a Material Adverse Effect. All leases to which the Company, the Issuer, the Joint Ventures or any of their subsidiaries is a party are valid and binding and to the knowledge of such counsel no material defaults by the landlord are existing under any such lease.

                    (7) To the best of such counsel's knowledge, each of the Company, the Issuer, the Joint Ventures and their subsidiaries is in compliance with all applicable existing Environmental Laws, except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect. There is no alleged liability, or, to the best knowledge and information of such counsel, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company, the Issuer or any of their subsidiaries arising out of, based on, or resulting from (A) the presence or release into the environment of any Hazardous Material at any location currently or previously owned by the Company, the Issuer or any of their subsidiaries or at any location currently or previously used or leased by the Company, the Issuer or any of their subsidiaries or (B) any violation or alleged violation of any Environmental Law, except in each case with respect to clauses (A) and (B), alleged or potential liabilities that, singly or in the aggregate, could not have a Material Adverse Effect.

In  addition,  such  counsel shall state that  such  counsel  has participated in conferences with officers and other representatives of the Issuer and the Company, representatives of the independent certified public accountants for the Issuer and the Company, representatives and counsel to the Initial Purchaser in connection with the preparation of the Offering Memorandum and any amendment thereof or supplement thereto and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and any amendment thereof or supplement thereto; and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Offering Memorandum (as amended or supplemented, if applicable), as of the date thereof or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, notes and schedules thereto and other financial data included therein).
           (j) You shall have received an opinion, dated the Closing Date, of Simpson Thacher & Bartlett, your counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

           (k) You shall have received an opinion, dated the Closing Date, of Cai, Zhang & Lan, People's Republic of China ("PRC") Counsel to the Company and the Issuer, in form and substance reasonably satisfactory to you, covering matters including, but not limited to, the Luannan Project Documents and government approvals required by the PRC.

           (l) You shall have received an opinion, dated the Closing Date, of Maples & Calder, Cayman Islands counsel to the Company and the Issuer, in form and substance reasonably satisfactory to you, covering matters relating to Cayman Islands law.

           (m) You shall have received an opinion, dated the Closing Date, of Gong Cheng, your PRC counsel, in form and substance reasonably satisfactory to you, covering matters relating to PRC law.

           (n) The Initial Purchaser shall have received copies of all Permits [set forth on Part A of Section 5(1),] certified by authorized officers of the Issuer and the Joint Ventures as being complete and in full force and effect.

           (o) The Initial Purchaser shall have received (i) a certified copy of, or binder for, each of the insurance policies required by the Indentures, together with evidence satisfactory to the Initial Purchaser that such insurance complies with the provisions of the Indentures and with the provisions of each of the Operative Documents, and that all premiums then due with respect to such insurance have been paid, and (ii) a written report of the Insurance Consultant describing the insurance obtained by the Joint Ventures as of the Closing Date with respect to the Project and stating that the insurance required to be obtained as of the Closing Date pursuant to the Operative Documents is in full force and effect and provides reasonable and adequate coverage for the Project.

           (p) No law, regulation, ruling, guideline or other governmental action or inaction or any Permit shall be in effect or shall have occurred (or be proposed if such proposal has a reasonable likelihood of being enacted and, if enacted, would have a Material Adverse Effect), the effect of which is to prevent, directly or indirectly, the Trustees, the Issuer, the Joint Ventures or any other party to any Luannan Project Document from fulfilling its respective obligations thereunder.

           (q) Parsons Brinckerhoff Energy Services, Inc. shall have consented to the references to it in the Offering Memorandum and the use of the Luannan Engineering Report in the Offering Memorandum, and since the date of the Luannan Engineering Report, no event affecting the Luannan Engineering Report or the matters referred to therein shall have occurred (i) which shall make untrue or incorrect in any material respect, as of the Closing
Date, any information or statement contained in the Luannan Engineering Report or in the Offering Memorandum under the caption "Offering Memorandum Summary--Luannan Engineering Report" or (ii) which shall not be reflected in the Offering Memorandum but should be reflected therein in order to make the statements and information contained in the Luannan Engineering Report, or in the Offering Memorandum relating to matters referred to in the Luannan Engineering Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser of an authorized officer of Parsons Brinckerhoff Energy Services, Inc., dated the Closing Date.

           (r) Marston & Marston, Inc. shall have consented to the references to it in the Offering Memorandum and the use of the Luannan Coal Consultant's Report in the Offering Memorandum; and since the date of the Luannan Coal Consultant's Report, no event affecting the Luannan Coal Consultant's Report or the matters referred to therein shall have occurred (i) which shall make untrue or incorrect in any material respect, as of the Closing Date, any information or statement contained in the Luannan Coal Consultant's Report or in the Offering Memorandum under the caption "Offering Memorandum Summary--Luannan Coal Consultant's Report" or (ii) which shall not be reflected in the Offering Memorandum but should be reflected therein in order to make the statements and information contained in the Luannan Coal Consultant's Report, or in the Offering Memorandum relating to matters referred to in the Luannan Coal Consultant's Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Initial Purchaser, of an authorized officer of Marston & Marston, Inc., dated the Closing Date.

           (s) The Initial Purchaser shall have received an opinion, dated the Closing Date from White & Case, counsel to the Trustee, in respect of the enforceability of the Luannan Financing Agreements and the Collateral Documents to which the Trustee is a party.

           (t) You shall have received, in form and substance satisfactory to you.

             (i) certified copies of the (A) Memorandum of Association, business certificates, by-laws, joint venture agreement or other organizational documents of each of the Issuer, the Joint Ventures and the Company as requested by the Initial Purchaser and (B) resolutions of the board of directors (or other equivalent body) of each of the Joint Ventures, the Issuer, the Company and PEI, authorizing the execution, delivery and performance of each Operative Document to which such Person is a party and of all documents evidencing other necessary action with respect thereto;

             (ii) certificates signed by an authorized officer of each such Person certifying the name, incumbency and signature of each individual authorized to sign the Operative Documents to which such Person is a party and the other documents of certificates to be delivered pursuant hereto and thereto, which may be conclusively relied upon until a revised certificate is similarly so delivered; and

           (iii) long form good standing certificates, certificates of authority to transact business as a foreign corporation or partnership, as applicable, with respect to each of the Issuer and the Company, together with bring-down good standing certificates, dated the date of the Closing.

           (iv) The Issuer and the Company shall have paid in full on the Closing Date the fees and expenses payable to counsel for the Initial Purchaser pursuant to clause (iv) of
     Section 4(f) hereof by delivering to counsel for the Initial Purchaser on such date a check payable to such counsel in the requisite amount, or wiring such amount to such counsel.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial
Purchaser and counsel for the Initial Purchaser.

      Any certificate signed by any officer of the Issuer and delivered to the Initial Purchaser pursuant to this Agreement shall be deemed a representation and warranty by the Issuer to the Initial Purchaser as to the statements made therein.

           (u) At the time this Agreement is executed and delivered by the Issuer and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from Deloitte & Touche LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

           (v) Subsequent to the execution and delivery of this Agreement, there shall not have been any downgrading, nor shall have any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any securities of the Company or the Issuer by any "nationally recognized statistical rating organization," as such term is defined for the purposes of Rule 436(g)(2) under the Securities Act.

           (w) Simpson Thacher & Bartlett shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

           (x) Prior to the Closing Date, the Company and the Issuer shall have furnished to you such further information, certificates and documents as you may reasonably request;

          (y) The Issuer, the Company and the Trustee shall have entered into the Senior Secured Notes Indenture; the Company and the Trustee shall have entered into the Company Indenture; and you shall have received counterparts, conformed as executed, of each of the Indentures.

          (z)  The Issuer and the Company shall have entered into
     the   Registration  Rights  Agreement  and  you  shall  have
     received counterparts, conformed as executed, thereof.

           (aa) The Approved Construction Budget and Schedule shall have been prepared and submitted by the Issuer to you.

           (bb) All Operative Documents shall have been entered into by all of the relevant parties thereto and you shall have received counterparts, conformed as executed, thereof.

           (cc) Prior to the Closing Date, the Company, the Issuer and their subsidiaries shall have furnished to you such further information, certificates and documents as you may reasonably request, including any such information, certificates and documents required in connection with the legal opinions to be furnished by your counsel as set forth above.

          All opinions, certificates, letters and other documents required by this Section 7 to be delivered by the Company and the Issuer will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company and the Issuer will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

           8. Conditions to the Obligations of the Issuer and the Company. All of the representations and warranties of the Initial Purchaser contained in this Agreement shall be true and correct as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          9.   Effective Date of Agreement and Termination.  This
Agreement shall become effective upon the execution hereof.

           This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Issuer and the Company if any of the following has occurred: (i) subsequent to the date information is provided in the Offering Memorandum, any Material Adverse Change which, in your judgment, materially impairs the investment quality of any of the Notes, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis, material adverse change or emergency would, in your judgment, make it impracticable or inadvisable to market any of the Notes or to enforce contracts for the sale of any of the Notes, (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the Nasdaq National Market System or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market any of the Notes or to enforce contracts for the sale of any of the Notes, (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, would have a Material Adverse Effect, or (vii) any securities of the Issuer or the Company or any of their subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

           The indemnities and contribution provisions and the other agreements, representations and warranties of the Issuer, the Company, PEI their respective officers and directors and of the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Notes regardless, of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser or by or on behalf of the Issuer, the Company, PEI, the officers or directors of the Issuer, the Company, PEI or the controlling person of the Issuer, the Company or PEI, (ii) acceptance of the Notes and payment for them hereunder and (iii) termination of this Agreement.

           If this Agreement shall be terminated by the Initial Purchaser pursuant to clause (i) of the second paragraph of this
Section 9 or because of the failure or refusal on the part of the Issuer, the Company or PEI to comply with the terms or to fulfill any of the conditions of this Agreement, the Issuer, the Company and PEI agree jointly and severally to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you, except as otherwise agreed in writing. Notwithstanding any termination of this Agreement, the Issuer, the Company and PEI shall be jointly and severally liable for all expenses which they have agreed to pay pursuant to Section 4(f) hereof. If the transactions contemplated hereby are consummated, each of the parties shall pay its own expenses in connection with the offering and sale of the Notes, including the costs and expenses of its counsel, except as otherwise provided in Section 4(f) hereof.

           Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuer, the Company, PEI, the Initial Purchaser, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.

           10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows:

          (i)  if to PEI, the Issuer or the Company:

               Panda Energy International, Inc.
               4100 Spring Valley Road
               Suite 1001
               Dallas, Texas 75244
                    Attention:  William C. Nordlund
                    Telecopier:  (972) 980-6815

               with copy to:

               Chadbourne & Parke LLP
               1101 Vermont Ave., N.W.
               Washington, D.C. 20005
                    Attention:  Cornelius J. Golden, Jr.
                    Telecopier:  (202) 289-3002


          (ii) if to the Initial Purchaser:

               Donaldson, Lufkin & Jenrette
                  Securities Corporation
               277 Park Avenue
               New York, New York 10172
                    Attention:  David Hedley
                    Telecopier:  (212) 892-7272

               with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
                    Attention:  Richard A. Miller
                    Telecopier:  (212) 455-2502

          (iii) or in any case to such other address as the person to be notified may have requested in writing.

           This  Agreement  shall be governed  and  construed  in
accordance with the internal laws of the State of New York as applied to contracts made and performed entirely within the State of New York, without regard to the conflicts of laws and principles thereof. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.
           Please confirm that the foregoing correctly sets forth the Agreement among PEI, the Issuer, the Company and the Initial Purchaser.

                                   Very truly yours,

                                   PANDA GLOBAL ENERGY COMPANY


                                   By:
                                   Name:
                                   Title:

                                   PANDA GLOBAL HOLDINGS, INC.


                                   By:
                                   Name:
                                   Title:


                                   PANDA ENERGY INTERNATIONAL,
                                   INC.


                                   By:
                                   Name:
                                   Title:

Accepted and agreed to as of
the date first above written:

Donaldson, Lufkin & Jenrette
  Securities Corporation


By: __________________________
    Name:
    Title:

                           SCHEDULE I

                  Subsidiaries of the Company

Panda Energy Corporation (a Texas corporation)
Panda Global Energy Company
Panda Interfunding Corporation
Lakeland Water Company
Panda-Kathleen Corporation
Panda/Live Oak Corporation
Panda Interholding Corporation
Panda Funding Corporation
Panda Cayman Interfunding Corporation
Panda-Rosemary Corporation
PRC II Corporation
Panda Brandywine Corporation
Panda Energy Corporation (a Delaware corporation)
Brandywine Water Company
Pan-Sino Energy Development Company LLC
Pan-Western Energy Corporation LLC
Tangshan Panda Heat and Power Co., Ltd.
Tangshan Pan-Western Heat and Power Co., Ltd.
Tangshan Cayman Heat and Power Co., Ltd.
Tangshan Pan-Sino Heat Co., Ltd.

                           Exhibit A

             Form of Registration Rights Agreement

[See Exhibit 4.14 to this Registration Statement on Form S-1]